UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

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GAMCO INVESTORS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	1-14761	13-4007862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street, Greenwich, CT One Corporate Center, Rye, NY		06830 10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:     (203) 629-2726

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

      On July 1, 2020, GAMCO Investors, Inc. ("GAMCO") announced its Chairman and CEO, Mr. Mario J. Gabelli, has elected to waive all of his compensation that he would otherwise have been entitled to for the period from July 1, 2020 to November 10, 2020. In addition to adding to our investing in new product development, the Company plans to allocate a portion of the funds to continue its charitable contribution programs which since its IPO in 1999, the firm has donated over $57 million to charities, including over $4.5 million allocated to the shareholder designated charitable contribution last year. This year, we will recommend shareholders focus on inner-city schools and frontline healthcare workers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Kieran Caterina

Kieran Caterina
Senior Vice President and Principal Financial Officer

Date: July 1, 2020